METROPOLITAN SERIES FUND, INC.
Sub-Item 77Q1 Exhibits

In response to Sub-Item 77Q1(a) the following documents are incorporated by reference:

Articles of Amendment of Metropolitan Series Fund, Inc., dated
April 25, 2006, are incorporated by reference to Post-Effective
Amendment No. 44 to the Registration Statement of Metropolitan Series Fund, Inc. filed on April 28, 2006.

Articles Supplementary of Metropolitan Series Fund, Inc., dated February
3, 2006, are incorporated by reference to Post-Effective Amendment No.
44 to the Registration Statement of Metropolitan Series Fund, Inc. filed on April 28, 2006.

In response to Sub-Item 77Q1(d) the following documents are incorporated by reference:

Form of Distribution Agreement of Metropolitan Series Fund, Inc. is incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-14 of Metropolitan Series Fund, Inc. filed on March 15, 2006.

Form of Class B, Class D, Class E and Class F Distribution Services and Plan of Metropolitan Series Fund, Inc. is incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-14 of Metropolitan Series Fund, Inc. filed on March 15, 2006.

Form of Rule 18f-3 Plan of Metropolitan Series Fund, Inc. is incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-14 of Metropolitan Series Fund, Inc. filed on March 15, 2006.

In response to Sub-Item 77Q1(e) the following advisory and subadvisory agreements are incorporated by reference:

Advisory Agreement relating to MFS Total Return Portfolio is incorporated by reference to Post-Effective Amendment No. 42 to the Registration Statement of Metropolitan Series Fund, Inc. filed on February 10, 2006.

Advisory and Subadvisory Agreements relating to Davis Venture Value Portfolio are incorporated by reference to Post-Effective Amendment No.
42 to the Registration Statement of Metropolitan Series Fund, Inc. filed on February 10, 2006.

Advisory and Subadvisory Agreements relating to FI Large Cap Portfolio are incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-14 of Metropolitan Series Fund, Inc. filed on March 10, 2006.

Advisory Agreement relating to Western Asset Management High Yield
Bond Portfolio is incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-14 of Metropolitan Series Fund, Inc. filed on March 15, 2006.

Subadvisory Agreement relating to Western Asset Management High
Yield Bond Portfolio is incorporated by reference to Post-Effective Amendment No. 44 to the Registration Statement of Metropolitan Series Fund, Inc. filed on April 28, 2006.

Subadvisory Agreement relating to Western Asset Management Strategic Bond Opportunities Portfolio is incorporated by reference to Post-Effective Amendment No. 44 to the Registration Statement of
Metropolitan Series Fund, Inc. filed on April 28, 2006.

Subadvisory Agreement relating to Western Asset Management U.S.
Government Portfolio is incorporated by reference to Post-Effective Amendment No. 44 to the Registration Statement of Metropolitan Series Fund, Inc. filed on April 28, 2006.

Sub-subadvisory Agreement relating to FI Mid Cap Opportunities
Portfolio, FI Value Leaders Portfolio, FI International Stock Portfolio and FI Large Cap Portfolio is incorporated by reference to Post-Effective Amendment No. 44 to the Registration Statement of Metropolitan Series
Fund, Inc. filed on April 28, 2006.

In response to Sub-Item 77Q1(g) the following agreements and plans of reorganization are incorporated by reference:

Agreement and Plan of Reorganization whereby the assets of Money
Market Portfolio were transferred to the BlackRock Money Market
Portfolio (the "Portfolio"), a series of the Fund, in exchange for Class A shares of the Portfolio, filed under Rule 497 on February 7, 2006.

Agreement and Plan of Reorganization whereby the assets of High Yield Bond Trust were transferred to the Western Asset Management High
Yield Bond Portfolio (the "Portfolio"), a series of the Fund, in exchange for Class A shares of the Portfolio, filed on Form N-14 on February 7, 2006.

Agreement and Plan of Reorganization whereby the assets of The Tactical Aggressive Stock Account for Variable Annuities were transferred to the MetLife Mid Cap Stock Index Portfolio (the "Portfolio"), a series of the Fund, in exchange for Class A shares of the Portfolio, filed under Rule 497 on March 22, 2006

Agreement and Plan of Reorganization whereby the assets of The Tactical Growth and Income Stock Account for Variable Annuities were transferred to the MetLife Stock Index Portfolio (the "Portfolio"), a series of the Fund, in exchange for Class A shares of the Portfolio, filed under Rule 497 on March 22, 2006.

Agreement and Plan of Reorganization whereby the assets of The Tactical Short-Term Bond Account for Variable Annuities were transferred to the BlackRock Money Market Portfolio (the "Portfolio"), a series of the Fund, in exchange for Class A shares of the Portfolio, filed under Rule 497 on March 22, 2006.

Agreement and Plan of Reorganization whereby the assets of The
Travelers Quality Bond Account for Variable Annuities were transferred to the BlackRock Bond Income Portfolio (the "Portfolio"), a series of the Fund, in exchange for Class A shares of the Portfolio, filed under Rule 497 on March 13, 2006.

Agreement and Plan of Reorganization whereby the assets of The
Travelers Money Market Account for Variable Annuities were transferred to the BlackRock Money Market Portfolio (the "Portfolio"), a series of the Fund, in exchange for Class A shares of the Portfolio, filed under Rule 497 on March 13, 2006.